Intangible Assets, Net (Details) - USD ($) $ in Thousands		Sep. 30, 2017	Sep. 30, 2016
Intangible Assets, Net [Abstract]
Land-use rights		$ 637	$ 636
Less: accumulated amortization		(128)	(109)
Intangible assets, net	[1]	$ 509	$ 527

[1]	All of the VIE's assets can be used to settle obligations of their primary beneficiary. Liabilities recognized as a result of consolidating these VIEs do not represent additional claims on the Company's general assets (Note 3).